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                                  EXHIBIT INDEX




   Exhibit           Description

    99(a)            Press release of the registrant dated
                     August 16, 1996

    99(b) Letter from the Department of Environmental Protection to Robert J. Angerer, Esq. with attachment of DEP Notice of Intent to Issue Permit.


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